UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2003

NEUTRON ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-56516	98-0338100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 201 - 15225 Thrift Ave.

White Rock B.C., Canada V4B 2K9

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone number, including area code: (604) 535-3955

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

i. Registrant's primary accountant, Bateman & Co., Inc., P.C. ("Bateman & Co."), was dismissed by the Company on October 21, 2003.

ii. No reports on the financial statements prepared by Bateman & Co. over the two most recent fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

iii. The decision to change accountants was approved by the Board on October 21, 2003.

iv. During the registrant's two most recent fiscal years, and any subsequent interim period preceding the dismissal on October 21, 2003, there were no disagreements with the former accountant, Bateman & Co., on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bateman & Co., would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports.

Bateman & Co. did not advise the registrant that internal controls necessary to develop reliable financial statements did not exist; no information had come to Bateman & Co.'s attention which would make them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. Bateman & Co. did not advise the registrant that the scope of the audit should be expanded significantly, or that information had come to their attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, dated December 31, 2002, (including information that might preclude the issuance of an unqualified audit report).

v. The registrant retained the services of Staley, Okada & Partners ("Staley, Okada") on October 21, 2003, as its principal accountant.

vi. The registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

vii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

viii. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Bateman & Co., and requested that they furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Bateman & Co.'s letter is attached as an exhibit hereto, and said letter discloses the statements referred to in Section 1.v. above.

ITEM 5. OTHER EVENTS.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

Exhibit No. Document Description

----------- ---------------------

16.1             Letter from Bateman & Company, PC

                    Re: resignation as auditor

16.2            Letter from Staley Okada

                    Re:  appointment as new auditor

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRON ENTERPRISES, INC.

/s/ Nanuk Warman

Nanuk Warman, President

Dated: October 23, 2003